UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   Nov. 5, 2003

CNS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-16612	41-1580270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Smetana Lane
Eden Prairie, MN	55344
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 229-1500

CNS, Inc. Declares Quarterly Dividend

Items 1-4, 6, 8-12 are not applicable and therefore omitted.

ITEM 5.   OTHER EVENTS.

        On November 5, 2003, CNS, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing a four cent per share quarterly dividend payable December 5, 2003 to shareholders of record as of November 21, 2003.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued November 5, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC.

By /s/ Marti Morfitt
Marti Morfitt
President and Chief Executive Officer

Dated: November 5, 2003